UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2008

Broadwind Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

47 East Chicago Avenue, Suite 332

Naperville, Illinois 60540

(Address of Principal Executive Offices and Zip Code)

(630) 637-0315

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02               Unregistered Sale of Equity Securities

On April 22, 2008, Broadwind Energy, Inc. (the “Company”) entered into a Securities Purchase Agreement with Tontine Capital Partners, L.P. (“TCP”), Tontine Partners, L.P. (“TP”), Tontine Overseas Fund, Ltd. (“TOF”) and Tontine 25 Overseas Master Fund, L.P. (“T25”) (collectively, TCP, TP, TOF and T25, together with their affiliates, “Tontine”), which provides for purchases of an aggregate of 12,562,814 shares of Company common stock (“Common Stock”) by Tontine at a price of $7.96 per share for a total purchase price of approximately $100,000,000 (the “April 2008 SPA”).  The April 2008 SPA provides that the purchases will occur in two installments.  The closing of the first installment occurred on April 24, 2008 (the “First Closing”).  At the First Closing, TP purchased 3,768,844 shares of Common Stock for a purchase price of approximately $30,000,000, TOF purchased 628,141 shares of Common Stock for a purchase price of approximately $5,000,000 and T25 purchased 628,141 shares of Common Stock for a purchase price of approximately $5,000,000, resulting in an aggregate purchase by TP, TOF and T25 of 5,025,126 shares of Common Stock for a total purchase price of approximately $40,000,000 (the “Purchased Shares”).  Under the April 2008 SPA, TCP has agreed to purchase at the closing of the second installment (the “Second Closing”) 7,537,688 shares of Common Stock for a total purchase price of approximately $60,000,000 (the “Second Closing Shares”).  In addition to customary closing conditions, TCP’s obligation to purchase the Second Closing Shares is subject to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).  The April 2008 SPA is filed as Exhibit 10.1 hereto.

The Company will use the proceeds from the sale of the Purchased Shares for general working capital requirements, capital expansion projects and to undertake certain acquisitions.

Additionally, at the First Closing, Tontine Capital Overseas Master Fund, L.P. (“TMF”), TP and TOF each converted the full original principal amount of a Senior Subordinated Convertible Promissory Note (each, a “Note”, and collectively, the “Notes”) into newly issued shares of Common Stock.  Upon conversion, TMF received 601,472 shares of Common Stock, TP received 1,652,996 shares of Common Stock and TOF received 1,078,864 shares of Common Stock (collectively, the “Conversion Shares”).  Prior to the First Closing, TMF, TP and TOF (each, a “Holder”) held the Notes in the aggregate principal amount of approximately $25,000,000.  The Notes were purchased from the Company on October 19, 2007 pursuant to a Securities Purchase Agreement between the Company, TCP, TMF, TP, TOF and T25, dated August 22, 2007 (the “August 2007 SPA”).  The Notes are filed as an exhibit to the Current Report on Form 8-K filed October 24, 2007.  On April 15, 2008, each Holder entered into a First Amendment to Senior Subordinated Convertible Promissory Note with the Company (each, a “Note Amendment”), each of which nullified the ability of the Company to pay interest in kind and waived any past failure by the Company to timely pay interest under the Holder’s Note.  Under the April 2008 SPA, the Holders and the Company agreed that, at the First Closing, each Holder would convert the original principal amount of its Note into newly issued shares of Common Stock and the Company would make a cash payment to each Holder for all accrued interest then outstanding on the Note.

Prior to the first closing and the conversion of the Notes, Tontine owned approximately 39% of the Company’s issued and outstanding Common Stock, the majority of which was issued pursuant to private agreements between the Company and Tontine entered into on March 1, 2007 (the “March 2007 SPA”) and January 3, 2008 (the “January 2008 SPA”) and the August 2007 SPA, the terms of which are described in the Company’s Current Reports on Form 8-K filed March 5, 2007, January 4, 2008 and August 24, 2007, respectively.  Tontine has also purchased shares of Common Stock in private transactions with certain officers and directors of the Company and their family members.  In connection with the March 2007 SPA, the August 2007 SPA and the January 2008 SPA, the Company agreed that for so long as Tontine holds at least 10% of the then issued and outstanding Common Stock, Tontine shall have the right to have a representative attend meetings of the Company’s Board of Directors as an observer, and that for so long as Tontine holds at least 20% of the then issued and outstanding Common Stock, Tontine shall have the right to appoint three members of the Company’s Board of Directors.  In addition, the Company has approved the acquisition of its Common Stock by Tontine such that Tontine will not be subject to certain restrictions set forth in the Nevada Revised Statutes.  The Company has agreed that it will not revoke such approval and that it will use its best efforts to ensure that any future acquisitions by Tontine shall not be subject to anti-takeover provisions included in any of the Company’s organizational documents or the laws and regulations of any governmental authority.

Pursuant to a Registration Rights Agreement entered into with the March 2007 SPA and amended in connection with the August 2007 SPA, Tontine has demand and piggyback registration rights for all its shares of Company Common Stock, including the shares that the Company anticipates issuing in connection with the Second Closing.   The Registration Rights Agreement is filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed March 5, 2007, and the Amendment to the Registration Rights Agreement is filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed October 24, 2007.

Also on April 22, 2008, the Company entered into a Securities Purchase Agreement with Charles H. Beynon (“Beynon”), which provides for the purchase of an aggregate of 62,814 shares of Common Stock (the “Beynon Shares”) by Beynon at a price of $7.96 per share for a total purchase price of approximately $500,000 (the “Beynon SPA”).  The closing occurred on April 24, 2008.

The Company will use the proceeds from the sale of the Beynon Shares for general working capital requirements, capital expansion projects and to undertake certain acquisitions.

Pursuant to a Registration Rights Agreement entered in connection into with the Beynon SPA (the “Beynon Registration Rights Agreement”), Beynon has piggyback registration rights for the Beynon Shares.

The foregoing summaries of Tontine’s equity investment and the private placement to Beynon do not purport to be complete and are qualified in their entirety by reference to the April 2008 SPA, the Beynon SPA and the Beynon Registration Rights Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

The Purchased Shares, the Conversion Shares and the Beynon shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, since the issuances did not involve a public offering, the recipients took the shares for investment and not resale and the Company took appropriate measures to restrict transfer.  The Company did not pay underwriter discounts or commissions in connection with either transaction.

Item 8.01               Other Events

On April 15, 2008, the Company issued a press release announcing the Tower Tech Systems Inc. subsidiary’s entry into a framework agreement with Towers and Metallic Structures, a subsidiary of Gamesa Technology Corporation, Inc., to supply wind turbine towers for North American projects.  A copy of this press release is furnished as Exhibit 99.1.

On April 18, 2008, the Company issued a press release announcing the Brad Foote Gear Works, Inc. subsidiary’s entry into a long-term supply agreement with GE Transportation.  A copy of this press release is furnished as Exhibit 99.2.

On April 25, 2008, the Company issued a press release announcing the April 2008 SPA described in this Current Report.  A copy of this press release is furnished as Exhibit 99.3.

Item 9.01               Financial Statements and Exhibits.

(d)		Exhibits:

10.1

Securities Purchase Agreement dated April 22, 2008 among Broadwind Energy, Inc., Tontine Capital Partners, L.P., Tontine Partners, L.P., Tontine Overseas Fund, Ltd., and Tontine 25 Overseas Master Fund, L.P.

	10.2	Securities Purchase Agreement dated April 22, 2008 between Broadwind Energy, Inc. and Charles H. Beynon.
	10.3	Registration Rights Agreement dated April 24, 2008 between Broadwind Energy, Inc. and Charles H. Beynon.
	99.1	Press Release dated April 15, 2008 announcing Tower Tech System Inc.’s entry into a framework agreement with a subsidiary of Gamesa Technology Corporation, Inc.
	99.2	Press Release dated April 18, 2008 announcing Brad Foote Gear Works, Inc.’s entry into a long-term supply agreement with GE Transportation.
	99.3	Press Release dated April 25, 2008 announcing the April 2008 SPA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2008

BROADWIND ENERGY, INC.

/s/ Steven A. Huntington
Steven A. Huntington
Chief Financial Officer

EXHIBIT INDEX

Broadwind Energy, Inc.

Form 8-K Current Report

Exhibit
Number	Description

10.1

Securities Purchase Agreement dated April 22, 2008 among Broadwind Energy, Inc., Tontine Capital Partners, L.P., Tontine Partners, L.P., Tontine Overseas Fund, Ltd., and Tontine 25 Overseas Master Fund, L.P.

10.2	Securities Purchase Agreement dated April 22, 2008 between Broadwind Energy, Inc. and Charles H. Beynon.
10.3	Registration Rights Agreement dated April 24, 2008 between Broadwind Energy, Inc. and Charles H. Beynon.
99.1	Press Release dated April 15, 2008 announcing Tower Tech System Inc.’s entry into a framework agreement with a subsidiary of Gamesa Technology Corporation, Inc.
99.2	Press Release dated April 18, 2008 announcing Brad Foote Gear Works, Inc.’s entry into a long-term supply agreement with GE Transportation.
99.3	Press Release dated April 25, 2008 announcing the April 2008 SPA.